UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________________
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
_____________________

Date of Report (Date of earliest event Reported): April 27, 2018 (April 25, 2018)
Emclaire Financial Corp
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-34527	25-1606091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

612 Main Street, Emlenton, Pennsylvania 16373
(Address of Principal Executive Offices) (Zip Code)
(724) 867-2311
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EMCLAIRE FINANCIAL CORP
CURRENT REPORT ON FORM 8-K

ITEM 5.07. Submission of Matters to a Vote of Security Holders

(a)
The Emclaire Financial Corp (the "Corporation") Annual Meeting of Shareholders (the "Annual Meeting") was held on April 25, 2018. At the Annual Meeting, 2,056,852 shares of common stock, or 90.56% of the 2,271,139 shares of common stock outstanding and entitled to vote at the Annual Meeting, were voted in person or by proxy.

(b)	Set forth below are the matters which were to be acted upon by the Corporation’s shareholders at the Annual Meeting:

1.	Election of three (3) directors to serve for three-year terms and until their successors are duly elected and qualified; and

2.	Amendment of the Corporation's Articles of Incorporation to eliminate the current supermajority voting provision for a merger or similar transaction in certain circumstances;
3.
3.	Ratification of the selection of Crowe Horwath LLP, Certified Public Accountants, as the independent registered public accounting firm of the Corporation for the fiscal year ending December 31, 2018.

As to proposal number one, the following directors were elected for a three-year term expiring in 2021:

Name	Shares For	Shares Withheld	Broker Non-vote
Milissa S. Bauer	1,811,859	37,849	207,144
Deanna K. McCarrier	1,792,514	57,194	207,144
Nicholas D. Varischetti	1,802,290	47,418	207,144

As to proposal two to amend the Corporation's Articles of Incorporation to eliminate the current supermajority voting provision for a merger or similar transaction in certain circumstances, the vote on this proposal was adjourned to May 23, 2018.

Proposal number three, to ratify the appointment of Crowe Horwath, LLP as the Corporation’s independent registered public accounting firm, was approved with 2,035,838 shares in favor, 12,961 shares against and 8,053 shares abstained.

(c)	Not applicable.

(d)	Not applicable.

ITEM 8.01. Other Events

At the Annual Meeting, the vote on proposal two to amend the Corporation's Articles of Incorporation to eliminate the current supermajority voting provision for a merger or similar transaction in certain circumstances, was adjourned. The meeting will be reconvened on May 23, 2018 at 8:00 a.m. at the main office of The Farmers National Bank of Emlenton, 612 Main Street, Emlenton, Pennsylvania 16373 and shareholders of record on March 1, 2018 (the original voting record date for the Annual Meeting) continue to be eligible to vote on the proposal. The purpose of the adjournment was to allow additional time for shareholders to consider and vote on the proposal. Prior to the Annual Meeting, an overwhelming majority of the outstanding shares of common stock had voted for the approval of the proposal, but the Corporation had not yet attained the affirmative vote of 80% of the outstanding shares required for approval.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCLAIRE FINANCIAL CORP

Date: April 27, 2018	William C. Marsh

	Name:	William C. Marsh
	Title:	Chairman of the Board,
President and Chief Executive Officer